John Hancock Select Growth Fund

SUMMARY PROSPECTUS 7-1-14

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 7-1-14, and most recent financial highlights information included in the shareholder report, dated 3-31-14, are incorporated by reference into this summary prospectus.

Class A: RGROX	Class B: RGRBX	Class C: RGRCX

Investment objective

To seek to maximize long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 14 to 16 of the prospectus under "Sales charge reductions and waivers" or pages 91 to 95 of the fund's statement of additional information under "Initial Sales Charge on Class A and Class T Shares."

Shareholder fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	5.00%	1.00%
Small account fee (for fund account balances under $1,000)	$20	$20	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fee	0.73	0.73	0.73
Distribution and service (Rule 12b-1) fees	0.25	1.00	1.00
Other expenses [1]	0.20	0.26	0.29
Total annual fund operating expenses	1.18	1.99	2.02
[1]	"Other expenses" have been restated to reflect current transfer agency and service fees.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. For Class B and Class C shares, the expense examples may differ if shares are sold or kept at the end of the period. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A	Class B		Class C
Shares		Sold	Kept	Sold	Kept
1 year	614	702	202	305	205
3 years	856	924	624	634	634
5 years	1,117	1,273	1,073	1,088	1,088
10 years	1,860	2,108	2,108	2,348	2,348

John Hancock Select Growth Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 81% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the United States. The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at the time of investment. The fund may invest in common stock of companies of all sizes, including small-capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalizations below $3 billion will normally compose less than 20% of the fund's net assets. The fund will normally invest in approximately 40 to 50 companies.

The subadvisor's investment team uses a rigorous fundamental research and bottom-up approach to make long-term investments in growth companies. The investment team considers growth companies to be those companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, strong financial characteristics, and a positive approach toward shareholders. In order to achieve this objective, companies considered for investment are evaluated against their industry to determine the growth rate of the industry, barriers to entry, and the company's competitive advantages. Each company in the portfolio is evaluated from a bottom-up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage, and balance sheet strength. In addition, the team rigorously evaluates each management team's strategies for growth and whether they run the business in the best interests of shareholders. The investment team uses intrinsic and relative valuation metrics to determine if each company's growth is undervalued by the market. Research is conducted with a three- to five-year time horizon and the portfolio is expected to have a correspondingly low rate of turnover. The fund may invest in any sector, and the investment team's high conviction in individual companies may from time to time produce significant concentrations in some broad industry groups.

The fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the fund may invest up to 25% of its net assets in securities of foreign issues that are traded in the U.S. (including U.S. dollar-denominated securities traded in the United States, such as American Depositary Receipts (ADRs)).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. The subadvisor's investment strategy may fail to produce the intended result.

Equity securities risk. The value of a company's equity securities is subject to changes in the company's financial condition, and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

Foreign securities risk. As compared to U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Sector risk. Because the fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

Prior to the close of business on April 17, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund's performance shown below might have differed materially.

Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 A.M. and 7:00 P.M., and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

Calendar year total returns. These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes.

Average annual total returns. Performance of a broad-based market index is included for comparison. The S&P 500 Index shows how the fund's performance compares with the returns of an index of stocks with a broad range of market capitalizations.

After-tax returns. These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with relatively higher price-to-book ratios and higher forecasted growth.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Class A, Class B, and Class C shares of the fund commenced operations on April 28, 2008. The returns prior to that date are those of Rainier Large Cap Growth Equity Portfolio's (predecessor fund) Original shares, first offered on June 15, 2000, that have been recalculated to apply the gross fees and expenses of Class A, Class B, and Class C shares, as applicable.

Calendar year total returns—Class A (%)

Year-to-date total return. The fund's total return for the three months ended March 31, 2014, was –1.82%.

Best quarter: Q1 '12, 16.89%

Worst quarter: Q4 '08, –25.29%

John Hancock Select Growth Fund

Average annual total returns (%)	1 year	5 year	10 year
As of 12-31-13
Class A before tax	26.39	16.49	6.84
After tax on distributions	22.89	15.83	6.54
After tax on distributions, with sale	17.10	13.27	5.49
Class B before tax	26.93	16.53	6.30
Class C before tax	30.90	16.75	6.29
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48	20.39	7.83
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39	17.94	7.41

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Baillie Gifford Overseas Limited

Portfolio management

Ian Tabberer Portfolio Manager Managed the fund since 2014

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares of the fund is $1,000, except for group investments, which is $250. There are no subsequent investment requirements. Purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. You may redeem shares of the fund on any business day through our website, jhinvestments.com; by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone, 800-225-5291.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2014 JOHN HANCOCK FUNDS, LLC 3340SP 7-1-14 SEC file number: 811-21777